Trulieve Announces Appointment of Board Member
Matthew Foulston and Chief Financial Officer Jan Reese

Tallahassee, Fla. – August 27, 2025 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced the appointment of Matthew Foulston to the Trulieve Board of Directors and Jan Reese as Chief Financial Officer.

Mr. Foulston is an accomplished board member and financial executive with extensive experience across multiple industries, having previously served as chief financial officer for three publicly listed companies: Covetrus, Inc., TreeHouse Foods Inc. and Compass Minerals International Inc. Mr. Foulston also served as an independent director and as chair of both the audit and compensation committees for Hyzon Motors, Inc.

“I’m excited to join the board of Trulieve, a true pioneer in the cannabis industry,” said Mr. Foulston. “I look forward to helping guide Trulieve through this next phase of growth while contributing to long term shareholder value.”

Mr. Reese, who will assume the Chief Financial Officer responsibilities as of September 8, 2025, is a seasoned executive with over two decades of finance leadership experience spanning public, private equity–backed, and entrepreneurial companies. He served as chief financial officer at Vimergy LLC, AVI-SPL, LLC, Tech Data Americas (now TD SYNNEX), and Motorsport Network Media LLC and has held senior finance and executive roles at Delphi Automotive (now Aptiv PLC) and Walmart International, among others. Throughout his career, he has overseen all core finance functions, led domestic and international expansion, and guided organizations through IPO- and exit readiness.

“Trulieve is an industry leading company with strong financial performance and numerous growth opportunities and catalysts ahead,” said Mr. Reese. “I am eager to join the team at such an exciting time for the company, and I look forward to driving continued success in the years ahead.”

The Company would like to thank Ryan Blust for serving as Interim Chief Financial Officer. Mr. Blust will resume his duties as Vice President, Finance, once Mr. Reese assumes the CFO role.

“We are thrilled to welcome two new leaders to our Board and executive team,” said Chief Executive Officer Kim Rivers. “Mr. Foulston and Mr. Reese bring considerable experience and strategic insight to Trulieve that will be invaluable as we navigate the dynamic and constantly evolving cannabis landscape.”

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve
Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor Contact
Christine Hersey, Vice President of Investor Relations

+1 (424) 202-0210
Christine.Hersey@Trulieve.com

Media Contact
Phil Buck, APR, Corporate Communications Manager
+1 (406) 370-6226
Philip.Buck@Trulieve.com